SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): SEPTEMBER 9, 2002
                                                         -----------------

                               ACTIVEWORLDS CORP.
                               ------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                                 001-15819                         13-3883101
         --------                                 ---------                         ----------
(State or other jurisdiction                (Commission File No.)                 (IRS Employer
 of incorporation)                                                              Identification No.)

                    112 BAYPOINT DRIVE, SAN RAFAEL, CA 94901
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 453-4868
                                                           ---------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


b.       Pro forma financial information


c.       Exhibits

Exhibit No.                Exhibit
-----------                -------

2.1                 Agreement and Plan of Exchange(1)

(1) Contained in Form 8-k filed on July 12, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     ACTIVEWORLDS CORP.

                                                     By:  /s/ Sean Deson
                                                     -----------------------
                                                     President
Date: November 25, 2002

                               ACTIVEWORLDS CORP.

                        Pro Forma Condensed Balance Sheet
                                  June 30, 2002
                                   (Unaudited)

                                                              Pro Forma Adjustments
                                                              ---------------------
                                                             Activeworlds,
                                             Historical        Inc. (a)         Other            Pro Forma
                                              ----------      ----------      ----------         ----------
              Assets

Current assets
    Cash                                      $1,081,230      $       --      $  867,664(b)      $  213,566
    Accounts receivable, trade                     3,490           3,490              --                 --
    Employee advance                               3,421           3,421              --                 --
    Prepaid expenses and other                    52,925          35,632              --             17,293
    Investments                                   65,307          65,307              --                 --
                                              ----------      ----------      ----------         ----------
       Total current assets                    1,206,373         107,850         867,664            230,859
                                              ----------      ----------      ----------         ----------
Property and equipment, at cost
    Leasehold improvements                        27,334          27,334              --                 --
    Equipment and fixtures                       396,576         396,576              --                 --
                                              ----------      ----------      ----------         ----------
                                                 423,910         423,910              --                 --

    Less: accumulated depreciation and
     amortization                                199,746         199,746              --                 --
                                              ----------      ----------      ----------         ----------
       Property and equipment, net               224,164         224,164              --                 --
                                              ----------      ----------      ----------         ----------
       Total assets                           $1,430,537      $  332,014         867,664         $  230,859
                                              ----------      ----------      ----------         ----------
    Liabilities and Stockholders' Equity

Current liabilities
    Current portion - capital lease           $       --      $       --              --         $       --
    Accounts payable                               6,784              34      $    6,750(c)              --
    Accrued liabilities                           13,292          13,292              --                 --
    Deferred revenue                             154,441         154,441              --                 --
                                              ----------      ----------      ----------         ----------
       Total current liabilities                 174,517         167,767           6,750                 --
                                              ----------      ----------      ----------         ----------

Total stockholders' equity                     1,256,020         164,247         860,914            230,859
                                              ----------      ----------      ----------         ----------
       Total liabilities and
        stockholders' equity                  $1,430,537      $  332,014      $  867,664         $  230,859
                                              ----------      ----------      ----------         ----------


(a) To eliminate the assets and liabilities included in the balance sheet of Activeworlds Corp.
(b) To reflect the purchase of 2,595,445 shares of Company stock and other related costs relating to the transaction to sell Activeworlds, Inc.
(c) To reflect adjustments of acounts payable not related to the sale of Activeworlds, Inc. that would not be incurred if the subsidiary was eliminated.

                               ACTIVEWORLDS CORP.

            Pro Forma Condensed Consolidated Statement of Operations
                     for the Six Months Ended June 30, 2002
                                   (Unaudited)

                                                                    Pro Forma Adjustments
                                                                    ---------------------
                                                                   Activeworlds,
                                                  Historical         Inc. (a)              Other             Pro Forma
                                                 -----------       -----------          -----------         -----------
Revenues                                         $   257,504       $   257,504          $        --         $        --
                                                 -----------       -----------          -----------         -----------
Operating expenses
    Selling, general and administrative
     expenses                                        741,095           579,061               12,615(b)          149,419
    Research and development expenses                202,947           202,947                   --                  --
                                                 -----------       -----------          -----------         -----------
              Total operating expenses               944,042           782,008               12,615             149,419
                                                 -----------       -----------          -----------         -----------

    Loss from operations                            (686,538)          524,504               12,615            (149,419)

Interest income                                       12,650                --                   --              12,650
                                                 -----------       -----------          -----------         -----------
    Loss before (provision for) benefit
     from income taxes                              (673,888)          524,504               12,615            (136,769)
(Provision for) benefit from income taxes                 --                --                   --                  --
                                                 -----------       -----------          -----------         -----------

    Net loss                                     $  (673,888)      $   524,504          $    12,615         $  (136,769)
                                                 -----------       -----------          -----------         -----------
Average shares outstanding including common
   stock                                           8,515,235                              3,195,235(c)         5,320,000
                                                 -----------                            -----------         -----------

Net loss per share of common stock
    Basic                                        $     (.079)                                               $     (.026)
                                                 -----------                                                -----------



(a) To eliminate the profit and loss of Activeworlds, Inc. for the entire period.
(b) To reflect costs that would have been eliminated due to the sale of Activeworlds, Inc.
(c) To reflect the purchase of Treasury stock in the sale of Activeworlds, Inc. as if the sale took place at the beginning of the period.

                               ACTIVEWORLDS CORP.

            Pro Forma Condensed Consolidated Statement of Operations
                      for the Year Ended December 31, 2001
                                   (Unaudited)

                                                                Pro Forma Adjustments
                                                                ---------------------
                                                               Activeworlds,
                                              Historical         Inc. (a)          Other             Pro Forma
                                             -----------       -----------      -----------         -----------
Revenues                                     $   490,503       $   490,503      $        --         $        --
                                             -----------       -----------      -----------         -----------
Operating expenses
    Selling, general and administrative
     expenses                                  2,417,893         1,930,010          233,147(b)          254,736
    Research and development expenses            472,237           472,237               --                  --
                                             -----------       -----------      -----------         -----------
              Total operating expenses         2,890,130         2,402,247          233,147             254,736
                                             -----------       -----------      -----------         -----------

    (Loss) from operations                    (2,399,627)        1,911,744          233,147            (254,736)

Interest income                                  102,584                --               --             102,584
                                             -----------       -----------      -----------         -----------
    Loss before income taxes                  (2,297,043)        1,911,744          233,147            (152,152)
Income taxes                                          --                --               --                  --
                                             -----------       -----------      -----------         -----------
    Net (loss)                                (2,297,043)        1,911,744          233,147            (152,152)

Other comprehensive income (loss) -
   unrealized (losses) on securities             (65,470)           65,470               --                  --
                                             -----------       -----------      -----------         -----------

    Comprehensive loss                       $(2,362,513)      $ 1,977,214      $   233,147         $  (152,152)
                                             -----------       -----------      -----------         -----------

Average shares outstanding                     8,160,899                          2,840,899(c)        5,320,000
                                             -----------                        -----------         -----------
Net (loss) per share of common stock
    Basic                                    $     (2.90)                                           $     (.029)
                                             -----------                                            -----------


(a)   To eliminate the profit and loss of Activeworlds, Inc.
(b) To reflect costs that would have been eliminated due to the sale of Activeworlds, Inc.
(c) To reflect the purchase of Treasury stock in the sale of Activeworlds, Inc. as if the sale took place at the beginning of the period.